UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

___________________

FORM 8-K

___________________

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   August 12, 2013

MineralRite Corporation
(Exact name of Registrant as Specified in its Charter)

Nevada	000-27739	90-0315909
(State or Other Jurisdiction of Incorporation or Organization)	(Commission file number)	(I.R.S. Employer Identification Number)

55 South Geneva Road
  Lindon, Utah  84042
 (Address of Principal Executive Offices including Zip Code)

(801) 796-8944
 (Registrant’s Telephone Number, including Area Code)

_____________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01  Change in Registrant’s Certifying Accountant.

Previous independent registered public accounting firm.

(a) On August 12, 2013, MineralRite Corporation (the “Registrant” or the “Company”) notified Robison, Hill & Co. (“Robison”) that it was dismissed as the Registrant’s independent registered public accounting firm. The decision to dismiss Robison as the Company’s independent registered public accounting firm was approved and ratified by the Company’s Board of Directors on August 12, 2013.  Except as noted in the paragraph immediately below, the reports of Robison on the Company’s financial statements for the years ended December 31, 2012 and 2011 did not contain an adverse opinion or disclaimer of opinion, and such reports were not qualified or modified as to uncertainty, audit scope, or accounting principle.

The reports of Robison on the Company’s financial statements as of and for the years ended December 31, 2012 and 2011 contained an explanatory paragraph which noted that there was substantial doubt as to the Company’s ability to continue as a going concern as the Company has net losses of approximately $6,266,031 and has a working capital deficit, which raises doubt about its ability to continue as a going concern.

During the years ended December 31, 2012 and 2011 and through August 12, 2013, the Company has not had any disagreements with Robison on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to Robison’s satisfaction, would have caused them to make reference thereto in their reports on the Company’s financial statements for such periods.

During the years ended December 31, 2012 and 2011 and through August 12, 2013, there were no reportable events, as defined in Item 304(a)(1)(v) of Regulation S-K.

The Company provided Robison with a copy of this disclosure set forth under this Item 4.01 and was requested to furnish a letter addressed to the Securities & Exchange Commission stating whether or not it agrees with the above statements.

A copy of the letter from Robison is attached hereto as Exhibit 16.1

New independent registered public accounting firm

On August 13, 2013  (the “Engagement Date”), the Company engaged Bongiovanni & Associates, CPA's (“Bongiovanni”) as its independent registered public accounting firm for the Company’s period ended June 30, 2013. The decision to engage Bongiovanni as the Company’s independent registered public accounting firm was approved by the Company’s Board of Directors.

During the two most recent fiscal years and through the Engagement Date, the Company has not consulted with Bongiovanni regarding either:

1.     the application of accounting principles to any specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report was provided to the Company nor oral advice was provided that Bongiovanni concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or

2.     any matter that was either the subject of a disagreement (as defined in paragraph (a)(1)(iv) of Item 304 of Regulation S-K and the related instructions thereto) or a reportable event (as described in paragraph (a)(1)(v) of Item 304 of Regulation S-K).

Item 9.01  Financial Statements and Exhibits

(c)  Exhibits:

Exhibit No.	Description

16.1	Letter from Robison Hill

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  August 13, 2013
MINERALRITE CORPORATION

By:	/s/ Guy Peckham
Name:	Guy Peckham
Title:	Chief Executive Officer